U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2016

ONCOLOGIX TECH, INC.

(Name of Small Business Issuer as Specified in Its Charter)

Nevada	0-15482	86-1006416
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1604 W. Pinhook Rd. #200

Lafayette, LA 70508

(Address of principal executive offices)

(616) 977-9933

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Registrant’s Form 10-K, any Form 10-Q or any Form 8-K of the Registrant or any other written or oral statements made by or on behalf of the Registrant may contain forward-looking statements that are based on management’s beliefs, assumptions, current expectations, estimates and projections about the medical device business, and the Company itself. Statements, including without limitation, those related to: future revenue, earnings, margins, growth, cash flows, operating measurements, tax rates and tax benefits; expected economic returns; projected operating results, future strength of the Company; future brand positioning; achievement of the Company vision; future marketing investments; the introduction of new lines or categories of products; future growth or success in specific countries, categories or market sectors; capital resources and market risk are forward-looking statements. In addition, words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “predicts,” “projects,” “should,” “will,” variations of such words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Risk Factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements.

Readers are cautioned not to place undue reliance on such forward-looking statements as they speak only of the Registrant’s views as of the date the statement was made. The Registrant undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 1.01 – Entry into a Material Definitive Agreement

ITEM 5.01 – Changes in Control of Registrant

Update to Series B Convertible Stock Purchase Agreement (SPA) and Amendment # 1. On November 16, 2016, Oncologix Tech, Inc. ( the “Company”) and DIMEVC executed Amendment #1 to the Series B Convertible Stock Purchase Agreement that outlines the new funding/investment schedule by Diversified Innovative Marketing Enterprises, Ltd. (“DIMEVC”). The amendment calls for monthly investments of $200,000 beginning December 20, 2016 and continuing for five (5) months thereafter. Following those initial tranches, a $4,000,000 investment is expected to be delivered to Company on May 19, 2017 with the final tranche of $5,000,000 to be delivered on June 23, 2017. Should any tranche not be met, the Agreement terminates “For Cause” and the Company reserves the right to seek legal remedy for potential Damages.

On December 20, 2016 DIMEVC failed to provide the initial tranche of funding in the amount of $200,000. On that day officers of the Company had discussions with DIMEVC and both parties verbally agreed to extend the amendment provided that DIMEVC provide a partial investment $50,000 on December 23, 2016 with the balance of the initial tranche to be submitted within 2 weeks. It was also agreed that no partial shares of the Series B Convertible Preferred Stock would be issued until the full tranche of $200,000 was delivered. On December 23, 2016, DIMEVC again failed to deliver the $50,000.00 as agreed and DIMEVC could not provide a date when the first tranche would be delivered. . Therefore, Amendment # 1 to the SPA, and any verbal agreements between the Company and DIMEVC is hereby terminated “For Cause” and the Company retains all legal rights at law to seek remedy for financial Damages.

ITEM 9.01 – Financial Statements and Exhibits

99.1	Termination for Cause Letter dated December 29, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 30, 2016

ONCOLOGIX TECH, INC.

By:	/s/ Michael A. Kramarz
Michael A. Kramarz, Chief Executive Officer, Chief Financial Officer

By:	/s/ Harold Halman
Harold Halman, Chief Operating Officer,

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